                                                 Registration File No: 33-56851
DEAN WITTER BALANCED INCOME FUND
LETTER TO THE SHAREHOLDERS January 31, 1997

                               Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

During the twelve-month period ended January 31, 1997, interest rates on intermediate-term U.S. Treasury securities were highly volatile. In early 1996, interest rates rose as economic data supported the perception that the economy had begun to accelerate. Fueled by consumer demand and reinvigorated by low mortgage rates, rebates and various incentives by the auto dealers, retail sales and housing starts soared. Declining inventories, combined with strong employment data, caused considerable consternation about a quickly rebounding economy and a possible inflation surge. By September, however, evidence of a moderating economy and the perception that the Federal Reserve Board would not take any immediate action to slow the economy enabled interest rates to decline rather sharply and quickly. This sentiment was short-lived as the economy again displayed signs of strength in December, resulting in rising interest rates.

Despite two minor stock market corrections, the first in June/July and the second in October, the period under review was another impressive year for the stock market, with the Dow Jones Industrial Average (DJIA) ending the year over 6800. The Standard & Poor's 500 Composite Stock Index (S&P 500) was also strong, advancing 29.34 percent for the year, with large-capitalization stocks outperforming small-cap stocks by a wide margin.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, Dean Witter Balanced Income Fund produced a total return of 7.82 percent for the twelve-month period ended January 31, 1997. During the same period, the Lipper Income Funds Index produced a return of
12.08 percent, while the S&P 500 Index and Lehman Brothers Government/Corporate Bond Index returned 29.34 percent and 2.39 percent, respectively. The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund from inception (March 28, 1995) through January 31, 1997, versus a similar investment in the issues that comprise the S&P 500 Index, Lehman Brothers Government/Corporate Bond Index and the Lipper Income Funds Index.

DEAN WITTER BALANCED INCOME FUND
LETTER TO THE SHAREHOLDERS January 31, 1997, continued

On January 31, 1997, the Fund's net assets totaled more than $48 million, with approximately 67 percent invested in fixed-income securities and 35 percent in equities. Over the course of the past twelve months, and as cash flows permitted, the Fund purchased current-coupon mortgage-backed securities at attractive levels, enhancing the Fund's potential for higher total returns. At the end of the fiscal year, approximately 70 percent of the Fund's fixed-income component was invested in mortgage-backed securities, 16 percent in U.S. Treasury securities, 9 percent in U.S. agency obligations and 5 percent in money market instruments.

At the end of the period under review, the Fund's equity component was well diversified among twenty-five stocks representing twenty-one different industry groups. Six new common stock positions were added to the equity portfolio during the year: General Motors Corp. (automotive), Banc One Corp. (banking), May Department Stores Co. (retail), Timken Co. (manufacturing), American Brands, Inc. (tobacco) and General Public Utilities Corp. (utilities).

LOOKING AHEAD

We expect the U.S. economy to maintain a slow-to-moderate pace for 1997, with inflation remaining at a level similar to 1996. Before taking action to slow the economy, the Federal Reserve Board is likely to look for sustained confirmation of rising inflation and a strong economy.

We appreciate your support of Dean Witter Balanced Income Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,


/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER BALANCED INCOME FUND

                           GROWTH OF $10,000
         DATE        TOTAL      S&P 500      LEHMAN IX     LIPPER
============================================================================
March 28, 1995      $10,000     $10,000      $10,000      $10,000
============================================================================
January 31, 1996    $11,693     $12,912      $11,429      $11,928
============================================================================
January 31, 1997    $12,608(2)  $16,313      $11,702      $13,369
============================================================================

                         AVERAGE ANNUAL TOTAL RETURNS
                         ONE YEAR       LIFE OF FUND
              =================================================
                         7.82 (1)         13.36 (1)
              =================================================

===========================================================================
_______ Fund ________ S&P 500 (3) ______ Lehman (4) _______ Lipper (5)
===========================================================================



Past performance is not predictive of future returns.
------------------------------------------------------

(1) Figure shown assumes reinvestment of all distributions. There is no front-end or contingent deferred sales charge.

(2)  Closing value, assuming a complete redemption on January 31, 1997.

(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

DEAN WITTER BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS January 31, 1997

NUMBER OF
  SHARES                                                           VALUE
-----------------------------------------------------------------------------
             COMMON STOCKS (34.5%)
             Aerospace & Defense (1.4%)
14,900       Raytheon Co. .....................................  $   683,537
                                                                -------------
             Aluminum (1.4%)
 9,500       Aluminum Co. of America ..........................      655,500
                                                                -------------
             Automotive (2.6%)
20,000       Ford Motor Co. ...................................      642,500
10,800       General Motors Corp.  ............................      637,200
                                                                -------------
                                                                   1,279,700
                                                                -------------
             Banking (2.9%)
15,400       Banc One Corp. ...................................      698,775
 6,300       BankAmerica Corp. ................................      703,238
                                                                -------------
                                                                   1,402,013
                                                                -------------
             Beverages - Soft Drinks (1.4%)
19,200       PepsiCo Inc.  ....................................      669,600
                                                                -------------
             Chemicals (1.4%)
 6,200       Du Pont (E.I.) de Nemours & Co., Inc.  ...........      679,675
                                                                -------------
             Computer Equipment (1.4%)
 4,250       International Business Machines Corp. ............      668,313
                                                                -------------
             Conglomerates (1.3%)
16,300       Tenneco, Inc. ....................................      652,000
                                                                -------------
             Drugs & Healthcare (1.4%)
 5,400       Bristol-Myers Squibb Co. .........................      685,800
                                                                -------------
             Electric - Major (1.4%)
 6,400       General Electric Co.  ............................      659,200
                                                                -------------
             Foods (1.4%)
13,400       ConAgra, Inc.  ...................................      676,700
                                                                -------------
             Machinery - Agricultural (1.4%)
15,800       Deere & Co. ......................................      675,450
                                                                -------------
             Manufacturing - Diversified (1.5%)
13,700       Timken Co. .......................................      705,550
                                                                -------------
             Natural Gas (1.4%)
16,300       Enron Corp. ......................................      672,375
                                                                -------------
             Oil - Domestic (1.4%)
 5,100       Atlantic Richfield Co.  ..........................      674,475
                                                                -------------
             Paper & Forest Products (1.4%)
14,600       Weyerhaeuser Co. .................................      664,300
                                                                -------------
             Railroads (1.4%)
13,900       CSX Corp. ........................................      674,150
                                                                -------------
             Retail (2.8%)
18,000       Dayton-Hudson Corp.  .............................      677,250
14,800       May Department Stores Co.  .......................      658,600
                                                                -------------
                                                                   1,335,850
                                                                -------------
             Telecommunications (1.4%)
17,100       Sprint Corp. .....................................  $    696,825
                                                                -------------
             Tobacco (1.4%)
13,000       American Brands, Inc. ............................      663,000
                                                                -------------
             Utilities - Electric (2.4%)
20,200       General Public Utilities Corp.  ..................      676,700
21,900       PG & E Corp. .....................................      498,225
                                                                -------------
                                                                   1,174,925
                                                                -------------
             TOTAL COMMON STOCKS
             (Identified Cost $14,086,772) ....................   16,648,938
                                                                -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
            U.S. GOVERNMENT & AGENCY
            OBLIGATIONS (64.1%)
            Federal National Mortgage Assoc.
$  968        6.00% due 02/01/11  .............................     932,419
 1,913        6.50% due 03/01/11 - 05/01/11 ...................   1,879,399
 2,875        7.00% due 08/01/25 - 12/01/26 ...................   2,814,278
 4,517        7.50% due 08/01/23 - 01/01/27 ...................   4,520,991
 1,000        7.50%* ..........................................   1,000,937
 1,816        8.00% due 05/01/24 - 07/01/26 ...................   1,852,453
            Government National
              Mortgage Assoc. I
 1,877        7.00% due 09/15/23 - 08/15/25 ...................   1,838,079
 3,959        7.50% due 08/15/25 - 10/15/26 ...................   3,967,698
 1,952        8.00% due 06/15/26 - 07/15/26 ...................   1,995,458
            Government National
              Mortgage Assoc. II
 1,999        7.00% due 02/20/26 ..............................   1,950,831
            Resolution Funding Corp.
              Coupon Strips
 5,500        0.00% due 04/15/04 - 01/15/08 ...................   2,995,010
              U.S. Treasury Notes
 1,500        5.875% due 06/30/00 .............................   1,487,655
   500        6.875% due 03/31/00 .............................     510,670
   200        7.125% due 02/29/00 .............................     205,622
            U.S. Treasury Strips
 1,000        0.00% due 11/15/97 ..............................     958,560
 3,500        0.00% due 11/15/04 -02/15/07 ....................   2,030,585
                                                                ------------
            TOTAL U.S. GOVERNMENT &
              AGENCY OBLIGATIONS
              (Identified Cost $31,130,244)  ..................  30,940,645
                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS January 31, 1997

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                          VALUE
-----------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (3.1%)
            U.S. GOVERNMENT AGENCY (a) (2.8%)
$1,400      Federal Home Loan
              Mortgage Corp.
              5.48% due 02/03/97
              (Amortized Cost $1,399,574) .....................   $1,399,574
                                                                -------------
            REPURCHASE AGREEMENT (0.3%)
   137      The Bank of New York 5.25%
              due 02/03/97 (dated 01/31/97;
              proceeds $136,813;
              collateralized by $138,437 U.S.
              Treasury Note 5.375% due
              11/30/97 valued at $139,488)
              (Identified Cost $136,753) ......................      136,753
                                                                -------------
            TOTAL SHORT-TERM
            INVESTMENTS
             (Identified Cost $1,536,327)  ....................    1,536,327
                                                                -------------

TOTAL INVESTMENTS
(Identified Cost $46,753,343)(b)  .   101.7%    49,125,910
LIABILITIES IN EXCESS OF OTHER
ASSETS.............................    (1.7)      (841,969)
                                    --------  ------------
NET ASSETS.........................   100.0%   $48,283,941
                                    ========  ============

-------------------
* Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,896,685 and the aggregate gross unrealized depreciation is $524,118, resulting in net unrealized appreciation of $2,372,567.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED INCOME FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $46,753,343) .......................................    $49,125,910
Receivable for:
  Shares of beneficial interest sold .................................        224,801
  Interest ...........................................................        160,763
  Dividends ..........................................................         34,047
Deferred organizational expenses .....................................        107,189
Receivable from affiliate ............................................          7,360
Prepaid expenses .....................................................         14,620
                                                                        -------------
  TOTAL ASSETS .......................................................     49,674,690
                                                                        -------------
LIABILITIES:
Payable for:
  Investments purchased ..............................................      1,187,879
  Shares of beneficial interest repurchased ..........................         84,649
  Plan of distribution fee ...........................................         39,995
  Investment management fee ..........................................         23,997
Accrued expenses .....................................................         54,229
                                                                        -------------
  TOTAL LIABILITIES ..................................................      1,390,749
                                                                        -------------
NET ASSETS:
Paid-in-capital ......................................................     45,318,925
Net unrealized appreciation ..........................................      2,372,567
Accumulated undistributed net investment income ......................        182,960
Accumulated undistributed net realized gain ..........................        409,489
                                                                        -------------
  NET ASSETS .........................................................    $48,283,941
                                                                        =============
NET ASSET VALUE PER SHARE,
 4,172,289 shares outstanding (unlimited shares authorized of $.01
 par value) ..........................................................    $     11.57
                                                                        =============


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED INCOME FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1997

NET INVESTMENT INCOME:
INCOME
Interest ..............................    $1,757,953
Dividends .............................       402,925
                                         ------------
  TOTAL INCOME ........................     2,160,878
                                         ------------
EXPENSES
Plan of distribution fee ..............       402,411
Investment management fee .............       241,446
Professional fees .....................        55,997
Shareholder reports and notices  ......        53,384
Registration fees .....................        36,140
Organizational expenses ...............        34,115
Transfer agent fees and expenses  .....        25,620
Custodian fees ........................        17,131
Trustees' fees and expenses ...........         9,153
Other .................................         4,408
                                         ------------
  TOTAL EXPENSES ......................       879,805
  LESS: AMOUNTS WAIVED/REIMBURSED  ....      (124,322)
                                         ------------
  NET EXPENSES ........................       755,483
                                         ------------
  NET INVESTMENT INCOME ...............     1,405,395
                                         ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .....................     1,379,439
Net change in unrealized appreciation         524,495
                                         ------------
  NET GAIN ............................     1,903,934
                                         ------------
NET INCREASE ..........................    $3,309,329
                                         ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED INCOME FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE PERIOD
                                                      FOR THE YEAR    MARCH 28, 1995*
                                                         ENDED            THROUGH
                                                    JANUARY 31, 1997  JANUARY 31, 1996
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ............................    $ 1,405,395          $   710,144
Net realized gain ................................      1,379,439               42,559
Net change in unrealized appreciation ............        524,495            1,848,072
                                                      -----------          -----------
  NET INCREASE ...................................      3,309,329            2,600,775
                                                      -----------          -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income ............................     (1,398,284)            (568,410)
Net realized gain ................................     (1,001,490)             (11,019)
                                                      -----------          -----------
  TOTAL ..........................................     (2,399,774)            (579,429)
                                                      -----------          -----------
Net increase from transactions in shares of
 beneficial interest .............................     16,122,042           29,130,998
                                                      -----------          -----------
  NET INCREASE ...................................     17,031,597           31,152,344
NET ASSETS:
Beginning of period ..............................     31,252,344              100,000
                                                      -----------          -----------
  END OF PERIOD
  (Including undistributed net investment income
  of $182,960 and $141,734, respectively)  .......    $48,283,941          $31,252,344
                                                      ===========          ===========

-------------------
*   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997


1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Balanced Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide current income and moderate capital growth. The Fund seeks to achieve its objective by investing in investment grade fixed income securities and, to a lesser extent, common stock of companies which have a record of paying dividends and, have the potential for increasing dividends and securities convertible into common stock. The Fund was organized as a Massachusetts business trust on November 23, 1994 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on March 28, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt

DEAN WITTER BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued


securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $170,000 of which approximately $136,000 have been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

DEAN WITTER BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued


Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager assumed all operating expenses and waived the compensation provided for in its Investment Management Agreement until April 1, 1996. The management fee waived and other expenses assumed by the Investment Manager approximated $34,000 and $90,000, respectively, for the period February 1, 1996 through March 31, 1996. At January 31, 1997, included in the Statement of Assets and Liabilities is a receivable from an affiliate which represents expense reimbursements due to the Fund.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Distributor and Investment Manager, its affiliates and other selected broker-dealers under the Plan: (1) compensation to, and expenses of, account executives of DWR and other selected broker-dealers and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares;
(3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year in excess of 1.0% will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended January 31, 1997, the distribution fee was accrued at the annual rate of 1.0%.

DEAN WITTER BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1997 aggregated $23,987,093 and $8,303,674, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $14,544,915 and $2,030,132, respectively.

For the year ended January 31, 1997, the Fund incurred brokerage commissions of $11,362 with DWR for portfolio transactions executed on behalf of the Fund. At January 31, 1997, the Fund's payable for investments purchased included unsettled trades with DWR of $151,965.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $2,100.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                   FOR THE PERIOD
                                                      FOR THE YEAR                MARCH 28, 1995*
                                                          ENDED                       THROUGH
                                                    JANUARY 31, 1997              JANUARY 31, 1996
                                              -----------------------------  --------------------------
                                                 SHARES          AMOUNT        SHARES        AMOUNT
                                              -------------  --------------  -----------  -------------
Sold ........................................     3,385,851    $ 38,558,587    3,181,539    $33,881,688
Reinvestment of dividends and distributions .       172,485       1,958,907       42,146        454,527
                                              -------------  --------------  -----------  -------------
                                                  3,558,336      40,517,494    3,223,685     34,336,215
Repurchased .................................    (2,142,627)    (24,395,452)    (477,105)    (5,205,217)
                                              -------------  --------------  -----------  -------------
Net increase ................................     1,415,709    $ 16,122,042    2,746,580    $29,130,998
                                              =============  ==============  ===========  =============

-------------------
*   Commencement of operations.

6. FEDERAL INCOME TAX STATUS

As of January 31, 1997, the Fund had permanent book/tax differences attributable to nondeductible organizational expenses. To reflect reclassifications arising from permanent book/tax differences for the year ended January 31, 1997, paid-in-capital was charged and accumulated undistributed net investment income was credited $34,115.

DEAN WITTER BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE PERIOD
                                           FOR THE YEAR    MARCH 28, 1995*
                                              ENDED            THROUGH
                                         JANUARY 31, 1997  JANUARY 31, 1996
---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...      $ 11.34           $ 10.00
                                         ----------------  ----------------
Net investment income ..................         0.36              0.38
Net realized and unrealized gain .......         0.50              1.30
                                         ----------------  ----------------
Total from investment operations .......         0.86              1.68
                                         ----------------  ----------------
Less dividends and distributions from:
 Net investment income..................        (0.38)            (0.33)
 Net realized gain......................        (0.25)            (0.01)
                                         ----------------  ----------------
Total dividends and distributions ......        (0.63)            (0.34)
                                         ----------------  ----------------
Net asset value, end of period .........      $ 11.57           $ 11.34
                                         ================  ================
TOTAL INVESTMENT RETURN+................         7.82%            16.93%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................         1.88%(3)            --%(2)(3)
Net investment income...................         3.49%(3)          5.27%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................      $48,284           $31,252
Portfolio turnover rate.................           21%                3%(1)
Average commission rate paid ...........      $0.0515                --

--------------
 *     Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Investment Manager had not reimbursed expenses and waived the management fee, the annualized expense and net investment income ratios would have been 2.69% and 2.58%, respectively, for the period ended January 31, 1996, and 2.19% and 3.18%, respectively, for the year ended January 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED INCOME FUND
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER BALANCED INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Balanced Income Fund (the "Fund") at January 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 1995 (commencement of operations) through January 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
March 10, 1997

                      1997 FEDERAL TAX NOTICE (unaudited)

During the year ended January 31, 1997, the Fund paid to its shareholders $0.09 per share from long-term capital gains. For such period, 19.40% of the income paid qualified for the dividends received deduction available to corporations.

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


















































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

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.





DEAN WITTER
BALANCED
INCOME FUND


ANNUAL REPORT
JANUARY 31, 1997